STATEMENT OF ADDITIONAL INFORMATION


LORD ABBETT SERIES FUND, INC.

   June 1, 1995


     This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord, Abbett & Co. at The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203. This Statement relates
to, and should be read in conjunction with, the Prospectus dated    June 1,
1995.

       Shareholder inquiries should be made by writing directly to the Fund or by calling (800) 831-LIFE.

TABLE OF CONTENTS                                                 PAGE

1.  Investment Objectives and Policies

2.  Directors and Officers

3.  Control Persons and Principal Holders of Securities

4.  Investment Advisory and Other Services

5.  Portfolio Transactions

6.  Net Asset Value of Fund Shares

7.  Dividends and Distributions

8.  Distribution Arrangements

9.  Taxes

10. Calculation of Performance Data

11. Financial Statements

                                      1.

                      INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objectives and policies are described in the Prospectus under "Investment Objectives and Policies". In addition to those investment objectives, each Portfolio is subject to the following investment restrictions which cannot be changed without approval of a majority of the outstanding shares of the Portfolio. Each Portfolio may not: (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities; (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below; and, in the case of the Global Equity Portfolio only, it may utilize various foreign currency hedging techniques as discussed below; (3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets, may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous); (4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolios" below; (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolios" below; (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of a Portfolio's assets); (7) pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation; (10) buy securities if the purchase would then cause a Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities; (11) buy voting securities if the purchase would then cause a Portfolio to own more than 10% of the outstanding voting stock of any one issuer; (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities; (13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets
(at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or (14) buy securities from or sell them to the Fund's officers, directors, or employees, or to the Investment Manager or sub-adviser or to their partners, directors and employees.

CHANGES IN FUND OBJECTIVES, RESTRICTIONS, POLICIES AND STRATEGIES

     The Fund's investment objectives described in the Prospectus and the Fund's investment restrictions described above in this Statement of Additional Information, both under the same heading "Investment Objectives and Policies", can be changed only with the approval of a majority of the outstanding shares of the affected Portfolio. All of the Fund's policies and techniques, including those described below, can be changed without such approval.

     Other Investments. Described below are other Fund policies and techniques applicable to one or all of the Portfolios as indicated.

FOREIGN CURRENCY HEDGING TECHNIQUES OF THE GLOBAL EQUITY PORTFOLIO

       The Fund's Global Equity Portfolio may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

      Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Portfolio expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when it is believed that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio securities denominated in such foreign currency. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Portfolio does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.

     The Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than the value of the Portfolio's assets committed to forward foreign currency contracts entered into under this type of transaction. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e. marked to market) so that the segregated amount will not be less than the amount of the Global Equity Portfolio's commitments with respect to such contracts.

     Foreign Currency Put and Call Options. The Fund may also purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets for the Global Equity Portfolio. A put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

      Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs. A number of major investment firms trade unlisted options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies, including those of most of the developed countries mentioned in the Prospectus. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options are subject to the Fund's policy on illiquid securities.

        A call option written by the Fund on behalf of the Portfolio gives the purchaser, upon payment of a premium, the right to purchase from the Portfolio a currency at the exercise price until the expiration of the option. The Fund on behalf of the Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Portfolio to cover such call writing.

INVESTMENT TECHNIQUES FOR THE FUND'S PORTFOLIOS

     The Fund intends to utilize from time to time one or more of the investment techniques described below including covered call options, rights and warrants and repurchase agreements. It is the Fund's current intention that no more than 5% of each Portfolio's net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in its Portfolios.

       Covered Call Options. The Fund may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

      The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. The writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating beyond the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

     The Fund will not use call options on individual equity securities traded on foreign securities markets.

     The Fund's custodian will segregate cash or liquid high grade debt securities in an amount not less than the value of the Fund's assets committed to written covered call options. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e. marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options.

     Rights and Warrants. The Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

     Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

     Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

         Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Fund to present minimal credit risks. The Fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

RESTRICTED OR NOT READILY MARKETABLE SECURITIES FOR THE FUND'S PORTFOLIOS

     Although the Fund has no current intention of investing in such securities in the foreseeable future, no more than 5% of the value of each Portfolio may be invested in securities with legal or contractual restrictions on resale ("restricted securities") (including securities qualifying for resale under SEC Rule 144A that are determined by the Board, or by Lord Abbett & Co. pursuant to the Board's delegation, to be liquid securities, restricted securities, repurchase agreements with maturities of more than seven days and over-the-counter options), other than repurchase agreements and those restricted securities which have a liquid market among certain institutions, including the Fund, and in securities which are not readily marketable.

LENDING OF SECURITIES BY THE FUND'S PORTFOLIOS

     Although the Fund has no current intention of doing so in the foreseeable future, the Fund may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan the Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 15% of the value of each Portfolio's total assets.

PORTFOLIO TURNOVER RATES

        During the fiscal year ended December 31, 1994, the portfolio turnover rate of the Growth and Income Portfolio was 68.94%. During the fiscal year ended December 31, 1993, the portfolio turnover rate of the Growth and Income Portfolio was 78.26%.

        During the fiscal year ended December 31, 1994, the portfolio turnover rate of the Global Equity Portfolio was 50.63%. During the fiscal year ended December 31, 1993, the portfolio turnover rate of the Global Equity Portfolio was 131.51%. These changes, dictated by market conditions, resulted in a higher turnover of portfolio assets in 1993 than in 1994, i.e. 131% versus 50%.

                                      2.

                            DIRECTORS AND OFFICERS

The following director and officer is a partner of Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203 ("Lord Abbett"). He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the fifteen other Lord

Abbett-sponsored funds described under "Investment Advisory and Other
Services."   He is an "interested person" as defined in the Investment Company
Act of 1940, as amended, and as such, may be considered to have an indirect financial interest in any Rule 12b-1 Plan adopted by a Portfolio..

Ronald P. Lynch, Age 60, Chairman, President and Director

The following outside directors are also directors of the fifteen other Lord Abbett sponsored funds referred to above (except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors).

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 64.

John C. Jansing
162 South Beach Road
Hobe Sound, Florida

Retired.   Formerly Chairman of Independent Election Corporation of America, a
proxy tabulating firm. Age 69.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm that specializes in strategic planning and customer-specific marketing. Formerly Acquisition Consultant, The Noel Group, a private consulting firm (1994). Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, a subsidiary of Nestle S.A. (Switzerland). Age 62.

Hansel B. Millican, Jr.
Rochester Button Co.
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company. Formerly Senior Vice President of Springs Industries, Inc., a textile company, (December 1986-1989). Age 65.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 57.

     The second column of the following table sets forth the compensation accrued for the Funds outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. The information provided is for the fiscal year ended December 31, 1994. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                          Compensation Table for the Fiscal Year Ended December 31, 1994
                          ______________________________________________________________

                                                                      Estimated Annual
                                                                       Benefits Upon
                                                                         Retirement
                                                   Pension or          Proposed to be
                                               Retirement Benefits    Paid by the Fund
                                                Accrued Expenses        and Fifteen         Total Compensation
                                                 by the Fund and         Other Lord       Accrued by the Fund and
                              Aggregate           Fifteen other           Abbett-           Fifteen Other Lord
                             Compensation         Lord Abbett-           sponsored           Abbett-sponsored
Name of Director          from the Fund (1)    sponsored Funds (2)       Funds (2)               Funds (3)
------------------------  ------------------  ---------------------  ------------------  -------------------------
E. Thayer Bigelow (3)     $               73  None                   $           33,600  $                   8,400
                          ------------------  ---------------------  ------------------  -------------------------

Thomas F. Creamer (4)     $              197  $              27,578  $           33,600  $                  29,650
                          ------------------  ---------------------  ------------------  -------------------------

Stewart S. Dixon          $              314  $              22,595  $           33,600  $                  43,600
                          ------------------  ---------------------  ------------------  -------------------------

John C. Jansing           $              307  $              28,636  $           33,600  $                  42,500
                          ------------------  ---------------------  ------------------  -------------------------

C. Alan MacDonald         $              310  $              27,508  $           33,600  $                  41,500
                          ------------------  ---------------------  ------------------  -------------------------

Hansel B. Millican, Jr.   $              302  $              24,842  $           33,600  $                  41,750
                          ------------------  ---------------------  ------------------  -------------------------

Thomas J. Neff            $              297  $              16,214  $           33,600  $                  41,200
                          ------------------  ---------------------  ------------------  -------------------------


1.  Outside directors fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts accrued by the Fund for the year ended December 31, 1994, are as set forth after each outside Directors name above.  The total amount accrued for each outside Director since the beginning of his tenure with the Fund, together with dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows as of
    December 31, 1994: Mr. Bigelow, $73; Mr. Creamer, $436; Mr. Dixon, $557; Mr.
    Jansing, $550; Mr. MacDonald, $538; Mr. Millican, $546; and Mr. Neff, $547.

2.  Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at  or after age 72 with at least 10 years of service.  Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-
    retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.  The amounts stated, except in the case of Mr. Creamer, would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they were today.  The amounts accrued in column 3 were accrued by Lord Abbett-sponsored funds during the fiscal year ended December 31, 1994 with respect to the retirement benefits in column 4.

3.  This columns shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord
    Abbett-sponsored funds during the year ended December 31, 1994.

4.  Mr. Bigelow was elected a director of the Fund on October 19, 1994.

5.  Mr. Creamer retired as a director of the Fund effective September 21, 1994. The stated amount of his retirement income (column 4) is the annual amount payable to him by the Lord Abbett-
    sponsored funds before reduction for a joint-and -survivor spousal benefit.

     Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Allen, Carper, Cutler, Dow, Nordberg and Walsh are partners of Lord Abbett; the others are employees: W. Thomas Hudson, Jr., age 53, Executive Vice President; Kenneth B. Cutler, age 62, Vice President and Secretary; Stephen I. Allen, age 42, Daniel
E. Carper, age 43, Robert S. Dow, age 50, E. Wayne Nordberg, age 59, John J. Walsh, age 58, John J. Gargana, Jr., age 64, Thomas F. Konop, age 53, Victor
W. Pizzolato, age 62,  Vice Presidents; and Keith F. O'Connor, age 40,
Treasurer.

     The Fund's by-laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called at the request of a majority of the Board of Directors or by stockholders holding at least one-quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies. Under the By-laws and in accordance with the Act, stockholder approval of the independent auditors of the Fund will not be required except when such meetings are held.

                                      3.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

SUBSTANTIAL SHAREHOLDERS

     As of March 31, 1995,    COVA     Variable Annuity Account One, a
separate account  of    COVA     Financial Services Life Insurance Company,
One Tower Lane, Oakbrook  Terrace,  Illinois  60181  ("   COVA     Life"),
was  known to the Board of Directors  and  the  management  of the Fund to own of record 9,225,749 shares representing 99.8% of the total shares issued and outstanding of the Growth and Income Portfolio and Lord Abbett was known to own of record 14,025 shares representing 0.2% of the total shares
issued and outstanding.  As of that same date,    COVA     Variable  Annuity
Account One was known to own of record 273,301 shares  representing  95.6%
of the total shares issued and outstanding of the Global Equity Portfolio and Lord Abbett was known to own of record 12,686 shares representing 4.4%
of the total shares issued and outstanding. As of that date, the officers and directors of the Fund together owned no variable contracts.

                                      4.

                    INVESTMENT ADVISORY AND OTHER SERVICES

         As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The eight general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel
E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.
Lord  Abbett and    COVA     Life provided operating funds to the Fund
through their purchase of the initial shares of the Fund.

     Lord Abbett acts as investment manager for fifteen other investment companies comprising the Lord Abbett family of funds. The names of these investment companies are: Affiliated Fund, Inc., Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Developing Growth Fund, Inc., Lord Abbett Global Fund, Inc., Lord Abbett U.S. Government Securities Fund, Inc., Lord Abbett Value Appreciation Fund, Inc., Lord Abbett Tax-Free Income Fund, Inc., Lord Abbett California Tax-Free Income Fund, Inc., Lord Abbett Tax-Free Income Trust, Lord Abbett Fundamental Value Fund, Inc., Lord Abbett Equity Fund, Lord Abbett U.S. Government Securities Money Market Fund, Inc., Lord Abbett Securities Trust, Lord Abbett Investment Trust and Lord Abbett Research
Fund, Inc.

     The services to be provided by Lord Abbett are described under Management in the Prospectus. Under the Management Agreement, the Fund on behalf of each Portfolio is obligated to pay Lord Abbett a monthly fee, based on the average daily net assets of a Portfolio for each month, at the annual rate of .50 of 1% with respect to the Growth and Income Portfolio and .75 of 1% with respect to the Global Equity Portfolio. For the year ended December 31, 1992, Lord Abbett waived $38,059 of its advisory fee with respect to the Growth and Income Portfolio and waived all $18,097 of its advisory fee with respect to the Global Equity Portfolio. For the year ended December 31, 1993, Lord Abbett was paid an advisory fee of $269,800 with respect to the Growth and Income Portfolio and waived all $17,699 of its advisory fee with respect to the Global Equity Portfolio. For the year ended December 31, 1994, Lord Abbett was paid an advisory fee of $ 518,190 with respect to the Growth and Income Portfolio and waived all $17,699 of its advisory fee with respect to the Global Equity Portfolio.

     The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

       Lord Abbett has entered into a Sub-Investment Management Agreement with Dunedin Fund Managers Limited (the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to that portion of the Global Equity Portfolio's assets invested in countries other than the United States as more particularly described in the Prospectus. Lord Abbett pays the Sub-Adviser a monthly fee based on the average daily net assets of the Global Equity Portfolio for each month equal, on an annual basis, to .375 of 1%.

     The Sub-Adviser and its parent holding company, DFM Holdings Limited, are located at Dunedin House, 25 Ravelston Terrace, Edinburgh EH4 3EX Scotland. The Sub-Adviser and its predecessors date back 122 years to 1873. The Sub-Adviser provides international investment research and advisory services to private and institutional clients, investment trusts, pension clients and unit trusts both in the United Kingdom and overseas. The Sub-Adviser currently manages about $7 billion, and its investment and administrative staffs have substantial global investment management experience.

         Due to different investment objectives or other factors, a particular security may be bought for one or more funds, portfolios or clients (for which Lord Abbett or the Sub-Adviser or their affiliates offer investment advice) when one or more are selling the same security. If opportunities for purchase or sale of securities by Lord Abbett or the Sub-Adviser for the Fund or for other funds, portfolios or clients for which they render investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds, portfolios or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of Lord Abbett, the Sub-Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Deloitte & Touche LLP, Two World Financial Plaza, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in the Fund's annual report to shareholders.

     Morgan Guaranty Trust Company of New York ("Morgan"), 60 Wall Street, New York, New York 10005, is the Fund's custodian. Rules adopted by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, permit the Fund to maintain the Global Equity Portfolio's foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to these rules, the Global Equity Portfolio's securities and cash, when invested in foreign securities and not held by Morgan or foreign branches of a United States bank, are held by

Sub-Custodians of Morgan who will be approved by the Board of Directors of the Fund in accordance with such rules.

     The Sub-Custodians of Morgan are: Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein;
Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech
Republic:  Ceskoslovenska  Obchodni  Banka; Denmark: Den Danske Bank; Finland:
Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong & Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE - Israel B.M.; Japan: The Fuji Bank, Ltd.; Jordan: Citibank, N.A.;
Korea:  Bank  of  Seoul;  Luxembourg: Banque Internationale A Luxembourg S.A.;
Mexico:  Citibank,  N.A.;  Morocco: Banque Commerciale du Maroc;  Netherlands:
Bank van Haften Labouchere; New Zealand: ANZ Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.; Poland: Bank Handlowy w Warszawie S.A.; Portugal, Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporaton; Sweden: Skandinaviska Enskilda Banken; Switzerland: Bank
Leu: Turkey: Citibank, N.A.; Venezuela: Citibank, N.A..

                                      5.

                            PORTFOLIO TRANSACTIONS

      The Fund's policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining the best execution, except to the extent that the Fund may pay a higher commission as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. Where a commission is payable, the Fund attempts to negotiate with brokers qualified to provide best execution. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-managed fund without the intervention of any broker-dealer.

     The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services.
  Normally, for domestic assets, the selection is made by the Fund's traders who are officers of the Fund and also are employees of Lord Abbett. For foreign assets, as in the case of the Global Equity Portfolio, the selection is made by the Sub-Adviser. The Fund's traders do the trading as well for other accounts - investment companies (of which they are also officers) and other investment clients - managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

      In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, as in the case of the Global Equity Portfolio, and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may select a broker-dealer who may receive a commission for portfolio transactions exceeding the amount another broker-dealer would have charged for the same transaction if the Fund's traders determine that such amount of commission is reasonable in relation to the value of the brokerage and research services performed by the executing broker-dealer viewed in terms of either the particular transaction or its overall responsibilities with respect to the Fund and other accounts managed by Lord Abbett. Brokerage services may include such factors as showing the Fund trading opportunities including blocks, willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. Research may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research may be used by Lord Abbett in servicing all their accounts, and not all of such research will necessarily be used by Lord Abbett in connection with their services to the Fund; conversely, research furnished in connection with brokerage of other accounts managed by Lord Abbett may be used in connection with their services to the Fund, and not all of such research will necessarily be used by Lord Abbett in connection with their services to such other accounts. The Fund has been advised by Lord Abbett that, although such research is often useful, no dollar value can be ascribed to it nor can it be accurately ascribed or allocated to any account and it is not a substitute for services provided by them to the Fund; nor does it materially reduce or otherwise affect the expenses incurred by Lord Abbett in the performance of such services. The Fund makes no commitments regarding the allocation of brokerage business to or among broker-dealers.

     If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares through the sale of variable contracts may be preferred.

     If other clients of Lord Abbett buy or sell the same security at the same time as the Fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day.

     The Fund will not seek "reciprocal" broker-dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business. However, the Fund may receive quotations and pricing services without charge from broker-dealers selected on the basis of the Fund's policy described above.

     During the fiscal years ended December 31, 1994, 1993 and 1992, the total dollar amounts of brokerage commissions paid by the Fund were $285,241, $253,502 and $152,962 respectively.

                                      6.

                        NET ASSET VALUE OF FUND SHARES

        Portfolio shares are sold and redeemed at a price equal to the share's net asset value. Net asset value per share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business, which is Monday through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day by dividing each Portfolio's total net assets by the number of shares outstanding at the time of calculation. The Portfolios will also calculate such price on each other day in which there is a sufficient degree of trading in the Portfolio's securities such that the current net asset value of the Portfolio's shares might be materially affected by changes in the value of such Portfolio securities, but only if on any such day the Portfolio is required to purchase or redeem shares. Total net assets are determined by adding the total current value of Portfolio securities, cash, receivables, and other assets and subtracting liabilities. Portfolio shares will be sold and redeemed at the net asset value next determined after receipt of the sales order or request for redemption.

VALUATION OF SECURITIES HELD IN EACH PORTFOLIO

       Securities in the Fund's Portfolios are valued at their market value as of the close of the New York Stock Exchange. Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date.
Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if such a price is not available, are valued by a method determined by the Directors to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that they are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

     All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors of the Fund. The Board of Directors will monitor, on an ongoing basis, the Fund's method of valuation.

        Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Directors determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

                                      7.

                         DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio will consist of dividends and/or interest earned by such Portfolio less the expenses of such Portfolio.

     All net realized capital gains of the Fund, if any, are declared and distributed annually to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

                                      8.

                          DISTRIBUTION ARRANGEMENTS

GENERAL

      Lord Abbett serves as the distributor in connection with the offering of the Fund's shares. Currently, only shares of the Growth and Income Portfolio are offered for sale. In connection with the sale of its shares, the Fund has authorized Lord Abbett to provide only such information and to make only such statements and representations which are not materially misleading or which are contained in Fund's then-current Prospectus or Statement of Additional Information or shareholder reports in such financial and other statements which are furnished to Lord Abbett by the Fund.

         The Fund and Lord Abbett are parties to a Distribution Agreement that continues in force until February 4, 1996. The Distribution Agreement may be terminated by either party and will automatically terminate in the event of its assignment. The Distribution Agreement may be renewed annually if specifically approved by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund provided that any such renewal shall be approved by the vote of a majority of the Directors who are not parties to the Distribution Agreement and are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Distribution Agreement.


                                      9.

                                    TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund will not be subject to Federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Portfolio will be treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolios are determined separately for purposes of determining whether the Fund qualifies as a regulated investment company and for purposes of determining the Fund's net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other related income and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities (including, in certain circumstances, gains from options, futures, forward contracts and foreign currencies) held for less than three months.

     If the Global Equity Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies", that Portfolio may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on either the Portfolio or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a passive foreign investment company with respect to which the Portfolio elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Portfolio.

                                     10.

                       CALCULATION OF PERFORMANCE DATA

       Each Portfolio's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                            n
                               P ( 1 + T) = ERV
where

      P   =  a hypothetical initial payment of $1000

      T   =  average annual total return

      n   =  number of years

      ERV = ending redeemable value of the hypothetical $1000 purchase at the end of the period.

     Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Using this method to compute average annual compounded rates of total return for the Growth and Income Portfolio, the Portfolio's last one, five and the life of the fund periods ending on December 31, 1994 are: 2.80%, 12.10% and 12.12%, respectively. Using this method to compute average annual compounded rates of total return for the Global Equity Portfolio, the Portfolio's last one and life of the fund periods ending on December 31, 1994 are 1.70% and 7.76%, respectively.


                                     11.

                             FINANCIAL STATEMENTS

      The financial statements for the fiscal year ended December 31, 1994 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 1994 Annual Report to Shareholders of the Lord Abbett Series Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                 EXHIBIT (11)


                       CONSENT OF INDEPENDENT AUDITORS

                       CONSENT OF INDEPENDENT AUDITORS

Lord Abbett Series Fund, Inc.:

We consent to the use in Post-Effective Amendment No. 7 to Registration Statement No. 33-31072 of our report dated January 27, 1995 appearing in the annual report to shareholders and to the reference to us under the captions "Financial Highlights" and "Fund's Custodian, Transfer Agent, Auditors and Counsel" in the Prospectus and "Investment Advisory and Other Services" and "Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.


/s/ DELOITTE & TOUCH LLP
New York, New York

                                  EXHIBIT (18)

                               ANNUAL STATEMENTS
                       (i)  Growth and Income Portfolio
                       (ii) Global Equity Portfolio

LORD ABBETT SERIES FUND, INC.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc.

We have audited the accompanying statements of net assets of the Growth and Income Portfolio and the Global Equity Portfolio of Lord Abbett Series Fund, Inc. as of December 31, 1994, the related statements of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth and Income Portfolio and the Global Equity Portfolio of Lord Abbett Series Fund, Inc. at December 31, 1994, the results of their operations, the changes in their net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
New York, New York

January 27, 1995

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1994

STATEMENT OF NET ASSETS
                                                                  Market Value
Security                                    Number of Shares      (Note 1a)
------------------------------------------------------------------------------
INVESTMENTS IN COMMON AND CONVERTIBLE-PREFERRED STOCKS 91.22%
------------------------------------------------------------------------------


Aerospace-3.52%
Boeing Co.............................................   40,000  $1,870,000
Lockheed Corp.........................................   15,000   1,089,375
Rockwell International Corp...........................   30,000   1,072,500
Total.................................................            4,031,875

Airlines-2.47%
British Airways plc ADR...............................   50,000   2,831,250

Auto Parts-1.89%
Snap-On, Inc..........................................   65,000   2,161,250

Automobiles-.80%
Ford Motor Co. $4.20 Conv. Pfd........................   10,000     920,000

Banks: Regional-2.10%
AmSouth Bancorporation................................   40,000   1,030,000
George Mason Bankshares Inc...........................   35,000     625,625
KeyCorp...............................................   30,000     750,000
Total.................................................            2,405,625

Beverages-1.33%
Anheuser-Busch Companies, Inc.........................   30,000   1,526,250

Building Materials-1.17%
Crane Co..............................................   50,000   1,343,750

Chemicals-3.84%
Dow Chemical Co.......................................   25,000   1,681,250
Hanna, M.A. Co........................................   60,000   1,425,000
Lyondell Petrochernical Co............................   50,000   1,293,750
Total.................................................            4,400,000


Containers-1.68%
Sonoco Products Co. $2.25 Conv. Pfd...................   40,000   1,920,000

Data Processing Equipment-3.46%
Hewlett-Packard Co....................................    8,000     799,000
International Business Machines Corp..................   20,000   1,470,000
Moore Corp. Ltd.......................................   90,000   1,698,750
Total.................................................            3,967,750

Data Processing Services-1.75%
General Motors Corp. $3.25 Conv. Pfd. (GME)...........   35,000   2,008,125

Drugs/Health Care Products-4.88%
Bristol-Myers Squibb Company..........................   15,000     868,125
Merck & Co. Inc.......................................   70,000   2,668,750
SmithKline Beecham plc ADR............................   60,000   2,055,000
Total.................................................            5,591,875

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1994

STATEMENT OF NET ASSETS
                                                                  Market Value
Security                                      Number of Shares    (Note 1a)
------------------------------------------------------------------------------


Electric Power-5.51%
CINergy Corp........................................   100,000  $2,337,500
Ohio Edison Co......................................    50,000     925,000
Potomac Electric Power Co...........................    70,000   1,286,250
Public Service Co. of Colorado......................    60,000   1,762,500
Total...............................................             6,311,250

Electronics: Communications-1.48%
Harris Corp.........................................    40,000   1,700,000

Electronics: Components-1.59%
AMP Incorporated....................................    25,000   1,818,750

Electronics: Equipment-2.74%
Perkin-Elmer Corp...................................    60,000   1,537,500
Raytheon Company....................................    25,000   1,596,875
Total...............................................             3,134,375

Financial: Miscellaneous-2.81%
American Express Company............................    50,000   1,475,000
Transamerica Corp...................................    35,000   1,741,250
Total...............................................             3,216,250

Food-8.66%
Archer-Daniels-Midland Co...........................    60,000   1,237,500
ConAgra Inc. $1.6875 Conv. Pfd......................    50,000   1,637,500
Dean Foods Co.......................................    50,000   1,450,000
General Mills Inc...................................    35,000   1,995,000
Sara Lee Corp.......................................    70,000   1,767,500
Supervalu Inc.......................................    75,000   1,837,500
Total...............................................             9,925,000

Health Care Products-.99%
Baxter International Inc............................    40,000   1,130,000


Insurance-4.90%
American General Corporation........................    40,000   1,130,000
Cigna Corp..........................................    40,000   2,545,000
Lincoln National Corp...............................    30,000   1,050,000
St. Paul Companies Inc..............................    20,000     895,000
Total...............................................             5,620,000

Machinery: Diversified-4.04%
Deere & Co..........................................    30,000   1,987,500
Goulds Pumps, Inc...................................    80,000   1,730,000
Parker Hannifin Corp................................    20,000     910,000
Total...............................................             4,627,500

Manufactured Housing-.65%
Fleetwood Enterprises, Inc..........................    40,000     750,000

Metals: Miscellaneous-2.53%
Cyprus Amax Minerals $4.00 Conv. Pfd................    30,000   1,758,750
Inco Ltd............................................    40,000   1,145,000
Total...............................................             2,903,750

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1994

STATEMENT OF NET ASSETS
                                                                  Market Value
Security                                     Number of Shares     (Note 1a)
------------------------------------------------------------------------------


Miscellaneous-3.20%
Minnesota Mining & Mfg. Co..........................    40,000  $2,135,000
National Service Industries, Inc....................    60,000   1,537,500
Total...............................................             3,672,500

Natural Gas Diversified-1.66%
Equitable Resources, Inc............................    70,000   1,898,750

Oil: Domestic-1.51%
Unocal Corp. $3.50 Conv. Pfd t......................    35,000   1,732,500

Oil: International-3.29%
Chevron Corp........................................    30,000   1,338,750
Exxon Corp..........................................    40,000   2,430,000
Total...............................................             3,768,750

Paper and Forest Products-1.97%
Boise Cascade Corp..................................    30,000     802,500
Champion International Corp.........................    40,000   1,460,000
Total...............................................             2,262,500

Photographic-1.25%
Eastman Kodak Co....................................    30,000   1,432,500

Printing and Publishing-4.07%
Donnelley, R.R. & Sons Co...........................    90,000   2,655,000
Dow Jones & Co., Inc................................    65,000   2,015,000
Total...............................................             4,670,000

Retail-3.99%
Dayton Hudson Corp..................................    10,000     707,500
Kmart Corporation...................................    50,000     650,000
Sears, Roebuck & Co.................................    70,000   3,220,000
Total...............................................             4,577,500


Savings and Loan-1.96%
Ahmanson, H.F. & Co.................................    70,000   1,128,750
Great Western Financial Corp........................    70,000   1,120,000
Total...............................................             2,248,750

Tire and Rubber Goods-1.05%
Standard Products Co................................    50,000   1,200,000

Waste Disposal-2.48%
Browning Ferris Industries Inc......................   100,000   2,837,500

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1994

STATEMENT OF NET ASSETS
                                                             Market Value
Security                              Number of Shares       (Note 1a)
------------------------------------------------------------------------------


TOTAL INVESTMENTS IN
COMMON AND CONVERTIBLE-PREFERRED STOCKS (COST $103,680,363)           $104,545,875

OTHER ASSETS, LESS LIABILITIES-8.78%

OTHER ASSETS
CORPORATE OBLIGATIONS, AT COST

Federal National Mortgage Association
5.77% due 1/3/95...........................................   2,500M     2,495,192
5.91% due 1/12/95..........................................   2,050M     2,041,923
General Electric Capital Corp.
4.25% due 1/5/95...........................................   2,500M     2,500,000
Prudential Funding Corp.
5.25% due 1/4/95...........................................   1,900M     1,900,000
Total......................................................              8,937,115

Cash on deposit............................................                589,553

Receivable for
     Dividends.............................................                461,095
     Capital stock sold....................................                158,187
     Interest..............................................                  9,803

TOTAL OTHER ASSETS.........................................             10,155,753

LIABILITIES
Accrued Expenses...........................................                 93,989

TOTAL OTHER ASSETS, LESS LIABILITIES                                    10,061,764

NET ASSETS 100.00%
(equivalent to $12.71 a share on 9,017,934 shares of $.001
par value capital stock outstanding; authorized,
50,000,000 shares)                                                    $114,607,639

*  Restricted security under Rule 144A
   See Notes to Financial Statements.

                         GROWTH AND INCOME PORTFOLIO


STATEMENT OF OPERATIONS

For the Year Ended December 31, 1994



INVESTMENT INCOME
  Income:
     Dividends                                         $   3,213,660
     Interest                                                355,313

-----------------------------------------------------  --------------  ------------
       Total income                                                    $ 3,568,973
  Expenses:
     Management fee (Note 5)                                 518,190
     Audit and tax                                            35,500
     Legal                                                    21,388
     Registration                                              6,500
     Organization (Note 1e)                                    3,300
     Pricing                                                   1,225
     Shareholder servicing                                     1,225
     Other                                                     3,322
       Total expenses                                                      590,650

-----------------------------------------------------  --------------  ------------
       Net investment income                                             2,978,323
Realized and Unrealized Gain (Loss) on Investments
(Note 4)
  Realized gain from security transactions
(excluding short-term securities):
     Proceeds from sales                                  63,563,234
     Cost of securities sold                              59,640,124

-----------------------------------------------------  --------------  ------------
     Net realized gain                                     3,923,110

-----------------------------------------------------  --------------  ------------
Unrealized appreciation(depreciation)of investments:
     Beginning of year                                     4,905,953
     End of year                                             865,512


-----------------------------------------------------  --------------  ------------
     Net unrealized depreciation                          (4,040,441)

-----------------------------------------------------  --------------  ------------

     Net realized and unrealized loss on investments                      (117,331)

-----------------------------------------------------  --------------  ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                        $ 2,860,992

-----------------------------------------------------  --------------  ------------

See Notes to Financial Statements.

                         GROWTH AND INCOME PORTFOLIO



STATEMENTS OF CHANGES IN NET ASSETS




                                                             Year Ended      December 31,
                                                                1994             1993

INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net investment income                                $     2,978,323   $    1,593,418
     Net realized gain from security transactions               3,923,110        3,820,342
     Net unrealized appreciation (depreciation) of
     investments                                               (4,040,441)       2,292,234

--------------------------------------------------------  ----------------  ---------------
     Net increase in net assets resulting from
     operations                                                 2,860,992        7,705,994

--------------------------------------------------------  ----------------  ---------------
  Undistributed net investment income included in price
     of shares sold and reacquired (Note 1d)                    1,371,924        1,692,037

--------------------------------------------------------  ----------------  ---------------
  Distributions to shareholders from (Note 2)
     Net investment income                                     (2,794,800)      (1,571,797)
     Net realized gain from security transactions              (4,022,817)      (3,900,387)

--------------------------------------------------------  ----------------  ---------------
     Total distributions                                       (6,817,617)      (5,472,184)

--------------------------------------------------------  ----------------  ---------------
  Capital share transactions
     Net proceeds from sales of 2,524,309 and 2,913,177
     shares, respectively                                      31,847,505       37,024,250
     Net asset value of 536,398 and 415,189 shares
     issued to shareholders in reinvestment of net
     investment income and realized gain from
     security transactions                                      6,817,617        5,472,184


--------------------------------------------------------  ----------------  ---------------
  Total                                                        38,665,122       42,496,434
  Cost of 294,061 and 118,242 shares reacquired,
  respectively                                                 (3,691,518)      (1,510,193)

--------------------------------------------------------  ----------------  ---------------

  Increase in net assets derived from capital share
  transactions
(net increase of 2,766,646 and 3,210,124 shares,
  respectively)                                                34,973,604       40,986,241

--------------------------------------------------------  ----------------  ---------------
Increase in net assets                                         32,388,903       44,912,088
NET ASSETS
  Beginning of year                                            82,218,736       37,306,648

--------------------------------------------------------  ----------------  ---------------
  End of year (including undistributed net investment
  income of $4,409,150 and $1,713,658,respectively)       $   114,607,639   $   82,218,736

--------------------------------------------------------  ----------------  ---------------

See Notes to Financial Statements.

                         GROWTH AND INCOME PORTFOLIO



FINANCIAL HIGHLIGHTS


PER SHARE OPERATING PERFORMANCE:               1994        1993       1992       1991       1990
NET ASSET VALUE, BEGINNING OF YEAR          $    13.15   $  12.27   $  11.61   $   9.93   $  10.07
  INCOME FROM INVESTMENT OPERATIONS
     Net investment income                         .41        .34       .45*       .50*       .41*
     Net realized and unrealized gain
(loss) on investments                            (.045)      1.48     1.3575       2.18       (.19)
  TOTAL FROM INVESTMENT OPERATIONS                .365       1.82     1.8075       2.68        .22

------------------------------------------  -----------  ---------  ---------  ---------  ---------
  DISTRIBUTIONS
     Dividends from net investment income         (.33)      (.27)      (.32)      (.35)      (.29)
     Distributions from net realized gain        (.475)      (.67)    (.8275)      (.65)      (.07)

NET ASSET VALUE, END OF YEAR                $    12.71   $  13.15   $  12.27   $  11.61   $   9.93

TOTAL RETURN                                      2.76%     14.80%     15.62%     27.00%      2.18%


     RATIOS/SUPPLEMENTAL DATA:

------------------------------------------  -----------  ---------  ---------  ---------  ---------
     Net assets, end of year (000)          $  114,608   $ 82,219   $ 37,307   $ 18,297   $ 10,754

------------------------------------------  -----------  ---------  ---------  ---------  ---------
  RATIOS TO AVERAGE NET ASSETS:
     Expenses, including waiver                    .59%       .57%       .51%       .13%       .46%
     Expenses, excluding waiver                    .59%       .57%       .65%       .72%       .91%
     Net investment income                        2.97%      2.76%      3.38%      4.20%      4.38%

------------------------------------------  -----------  ---------  ---------  ---------  ---------

  PORTFOLIO TURNOVER RATE                        68.94%     78.26%    107.30%     70.82%     49.06%

------------------------------------------  -----------  ---------  ---------  ---------  ---------

* Net of management fee waiver.
  See Notes to Financial Statements.

                         GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
The Company was incorporated under Maryland law on August 28, 1989 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company currently consists of two active Series. The Growth and Income Portfolio (the "Company") commenced operations on December 11, 1989. Shares of the Company are currently issued and redeemed only in connection with investment in, and payments under, certain variable
annuity  contracts  issued  by    COVA     Financial Services Life Insurance
Company ("   COVA    ")  and  its affiliated insurance companies. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

(A) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities are carried at cost which approximates market.

(B) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required.

(C) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(D) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

(E) The organization expenses of the Company were amortized evenly over a period of five years.

2.  DISTRIBUTIONS
Net realized gain from security transactions, if any, is declared in December and distributed to shareholders in the succeeding year. Accumulated distributions in excess of net realized capital gain at December 31, 1994 for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $187,331. The excess distribution will be utilized in determining the realized capital gain distribution in 1995.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

3.  CAPITAL PAID IN
At December 31, 1994, capital paid in aggregated $109,520,308.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities (other than short-term investments) aggregated $92,467,192 and $63,563,234, respectively. Security gains and losses are computed on the identified cost basis.

As of December 31, 1994, unrealized appreciation for federal income tax purposes for the Company aggregated $865,512 of which $5,297,515 related to appreciated securities and $4,432,003 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1994 was substantially the same as the cost for financial reporting purposes.

5.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Lord, Abbett & Co. received a management fee of $518,190 for which it provided the Company with investment management services and executive and other personnel, paid the remuneration of officers, provided of fine space and paid for ordinary and necessary office and clerical expenses relating to research and statistical work. The management fee paid to Lord, Abbett & Co. is based on average daily net assets at the rate of 1/2 of 1% per annum. Certain of the Company's officers and Directors have an interest in Lord, Abbett & Co.

The Company adopted a Rule 12b-1 Plan on April 20, 1994 which permits the Company to make payments to Lord, Abbett & Co. for remittance to a Life Insurance Company at the annual rate of .15% of the average daily net asset value of shares of the Company attributable to such Life Insurance Company's variable contract owners. No payments were made under the Plan during the period ended December 31, 1994 to reimburse such Company for distribution expenses.

6.  DIRECTORS' REMUNERATION
The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $1,250 (exclusive of expenses), which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1994, the aggregate amount in Directors' accounts maintained under the plan was $2,150. Retirement costs accrued during the year ended December 31, 1994 amounted to $920.

LORD ABBETT SERIES FUND, INC.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc.

We have audited the accompanying statements of net assets of the Growth and Income Portfolio and the Global Equity Portfolio of Lord Abbett Series Fund, Inc. as of December 31, 1994, the related statements of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as wed as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in an material respects, the financial position of the Growth and Income Portfolio and the Global Equity Portfolio of Lord Abbett Series Fund, Inc. at December 31, 1994, the results of their operations, the changes in their net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
New York, New York

January 27, 1995

LORD ABBETT SERIES FUND - GLOBAL EQUITY PORTFOLIO
December 31, 1994

STATEMENT OF NET ASSETS


                                                                                Market Value
Security                                                             Number of       (Notes 1a
                                                                     Shares              & 1b)
INVESTMENTS IN COMMON STOCKS AND WARRANTS 93.98%

FOREIGN 77.41%

Australia - 4.11%
Amcor.............................................                       4,000  $       28,904
Australian Gas Light Co...........................                       8,000          26,984
Australian National Industries....................                      28,000          31,248
National Australia Bank...........................                       3,000          24,051
News Corp.........................................                       4,000          15,660
News Corp. Preference.............................                       2,000           6.900
Total.............................................                                     133,747

France - 6.52%
AXA...............................................                         575          26,655
Christian Dior....................................                         355          27,738
Christian Dior Warrants...........................                         355           2,927
Elf-Aquitaine.....................................                         340          23,947
Lafarge Coppee....................................                         407          28,979
Naf Naf...........................................                         787          30,967
Naf Naf Warrants..................................                          87             192
Saint Gobain......................................                         338          38,885
Societe Generale..................................                         300          31,534
Total.............................................                                     211,824

Germany - 4.75%
BASF..............................................                         120          24,744
Bayer.............................................                         110          25,770
Mannesmann........................................                         140          38,128
Preussag..........................................                         130          37,754
Veba..............................................                          80          27,880
Total.............................................                                     154,276




Italy - 2.52%
Italcementi.......................................                       5,330          37,438
Italcementi Warrants..............................                       1,230             349
Montedisont.......................................                      58,500          44,109
Total.............................................                                      81,896

Japan - 31.13%
Canon Inc.........................................                       3,000          50,913
Honda.............................................                       3,000          53,325
Jusco.............................................                       3,000          66,882
Kamigumi Co.......................................                       5,000          53,225
Kurimoto Iron.....................................                       4,000          43,384
Kyocera...........................................                       1,000          74,212
Mitsubishi Heavy Industry.........................                       7,000          53,424
Nippon Meat Packers...............................                       2,300          30,256
Nippondenso.......................................                       2,000          42,178
Nomura Securities.................................                       2,000          41,574
Sansei Yusoki Co., Ltd............................                       4,000          66,280
Shikoku Electric Power............................                       1,600          38,080
Shin-Etsu Chemical................................                       3,000          59,652
Sho Bond Construction.............................                       1,300          33,943
Sony Corp.........................................                       1,000          56,738
Sumitomo Electric Industries......................                       3,000          42,780
Toray Industries..................................                       9,000          65,529
Toshiba Corp......................................                       8,000          58,088
Toshiba Engineering & Construction................                       3,000          28,923
77th Bank Ltd.....................................                       5,000          52,720
Total.............................................                                   1,012,106

Malaysia - 1.74%
Alcom.............................................                      15,000          19,860
Southern Bank.....................................                      18,750          34,219
Southern Bank Nil Paid Rights.....................                       4,500           2,610
Total.............................................                                      56,689

Mexico - 1.47%
Grupo Industrial Durango SA De CV ADS*............                       1,000          14,125
Grupo lusacell Series D ADS*......................                         500           8,000
Grupo lusacell Series L ADR*......................                         500           9,312
Telefonos de Mexico...............................                         400          16,400
Total.............................................                                      47,837

Netherlands - 3.19%
Hunter Douglas....................................                         730          32,914
Philips Electronics...............................                         830          24,598
Ver Ned Uitger Ver Bezit..........................                         445          46,235
Total.............................................                                     103,747

Singapore - 1.80%
United Overseas Bank..............................                       5,548          58,598

Spain - 2.24%
Banco Santander...................................                         440          16,853
Compania Telefonica Nacional......................                       1,700          20,091
Europistas........................................                       1,995          16,451
Repsol............................................                         710          19,264
Total.............................................                                      72,659

Sweden - 1.08%
Atlas Copco.......................................                       2,750          35,189

Switzerland - 1.65%
Ciba Geigy........................................                          25          14,921
Ciba Geigy Warrants...............................                           5              16
Roche Holdings....................................                           8          38,728
Total.............................................                                      53,665

United Kingdom - 14.43%
Barclays..........................................                       3,500          33,432
BPB Industries....................................                       6,000          27,696
British Petroleum.................................                       7,500          49,935
British Telecom...................................                       7,000          41,349
BTR...............................................                       6,123          28,117
BTR Warrants 1998.................................                         184              93
Bunzl.............................................                      10,000          26,990
Cookson...........................................                       7,500          26,872
Grand Metropolitan................................                       4,600          29,293
Greenalls Group...................................                       4,000          26,912
Guardian Royal Exchange...........................                       8,000          20,840
Mirror Group Newspapers...........................                      10,000          20,180
North West Water..................................                       2,000          16,962
Peninsular and Oriental Steam Navigation Company..                       3,191          30,458
Siebe.............................................                       2,600          22,680
SmithKline Beecham................................                       4,000          28,384
Tesco.............................................                      10,000          38.960
Total............................................                                      469,153

Venezuela - .78%
Banque Indosuez Warrants**........................................       4,000             187
Venprecar C.A. ADR**..............................                       4,000          25,000
Total.............................................                                      25,187

TOTAL INVESTMENTS IN
FOREIGN SECURITIES (COST $2,174,581)                                                 2,516,573


UNITED STATES 16.57%

Anheuser-Busch Companies, Inc.....................                       1,000          50,875
Dayton Hudson Corp................................                         300          21,225
Equitable Resources, Inc..........................                       2,000          54,250
Freeport-McMoRan Copper & Gold Inc................                       5,000          98,125
Fruit Of The Loom*................................                       1,000          27,000
International Paper Co............................                       1,000          75,375
National City Corp................................                       2,000          51,750
Standard Products Co..............................                       2,500          60,000
Thomas & Betts Corp...............................                       1,000          67,125
TRW Inc...........................................                         500          33,000

TOTAL INVESTMENTS IN UNITED STATES
SECURITIES (COST $532,167)                                                             538,725

TOTAL INVESTMENTS IN COMMON STOCKS AND
WARRANTS (COST $2,706,748)                                                           3,055,298

LORD ABBETT SERIES FUND - GLOBAL EQUITY PORTFOLIO
December 31, 1994

STATEMENT OF NET ASSETS


                                                          Principal   Market Value
                                                          Amount           (Note 1a)

OTHER ASSETS, LESS LIABILITIES - 6.02%

OTHER ASSETS
CORPORATE OBLIGATION, AT COST

General Electric Capital Corp.
Yielding 5.51% due 1/16/95............................    $     125M  $      125,000

Cash on deposit.......................................                        79,333
Receivable for
     Foreign Currency Contracts.......................                       500,000
     Dividends........................................                        10,030
     Interest.........................................                            38
Deferred organization expenses........................                           312

TOTAL OTHER ASSETS....................................                       714,713

LIABILITIES
Payable for
     Foreign Currency Contracts.......................                       502,757
     Accrued Expenses.................................                        13,846
     Capital Stock Reacquire..........................                         2,486

Total liabilities.....................................                       519,089

TOTAL OTHER ASSETS, LESS LIABILITIES..................                       195,624

NET ASSETS 100.00%
(equivalent to $11.22 a share on 289,826 shares of
 .001 par value capital stock outstanding; authorized,
50,000,000 shares)                                                    $    3,250,922

*    Non-income producing.
**  Restricted security under Rule 144A.
     See Notes to Financial Statements.

                           GLOBAL EQUITY PORTFOLIO


STATEMENT OF OPERATIONS

For the Year Ended December 31, 1994


INVESTMENT INCOME
     Income:
       Dividends                                             $    69,111
       Interest                                                   15,520
       Foreign taxes withheld                                     (8,653)

-----------------------------------------------------------  ------------  ---------
     Total income                                                          $  75,978
     Expenses:
       Management fee (Note 5)                                    17,889
       Pricing                                                    10,100
       Custodian                                                   9,850
       Audit and tax                                               7,750
       Organization                                                1,140
       Legal                                                         685
       Management fee waived and expenses assumed by
       Lord, Abbett & Co. (Note 5)                               (44,129)

-----------------------------------------------------------  ------------  ---------
       Net expenses                                                            3,285

-----------------------------------------------------------  ------------  ---------
       Net investment income                                                  72,693
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS (NOTE 4)
     Realized gain from security transactions
(excluding short-term securities):                             1,714,275
      Proceeds from sales
      Cost of securities sold                                  1,355,144

-----------------------------------------------------------  ------------  ---------
          Net realized gain on securities sold                   359,131
          Realized loss from foreign currency transactions       (32,616)

-----------------------------------------------------------  ------------  ---------
          Net realized gain from securities
          and foreign currency transactions                      326,515

-----------------------------------------------------------  ------------  ---------
     Unrealized appreciation (depreciation) of investments
     and foreign currency holdings
          Beginning of year                                      667,679
          End of year                                            345,793
          Net unrealized depreciation of investments
          and foreign currency holdings                         (321,886)

-----------------------------------------------------------  ------------  ---------
          Net realized and unrealized gain on investments
          and foreign currency transactions                                    4,629

-----------------------------------------------------------  ------------  ---------
NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                                  $  77,322

-----------------------------------------------------------  ------------  ---------

See Notes to Financial Statements.

                           GLOBAL EQUITY PORTFOLIO


STATEMENTS OF CHANGES IN NET ASSETS


                                                         Year Ended     December 31,
                                                            1994             1993

                                                         -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
   Net investment income                                 $     72,693   $       79,674
   Net realized gain from security transactions and
   foreign currency holdings                                  326,515           84,460
   Net unrealized appreciation (depreciation) of
   investments and foreign currency holdings                 (321,886)         668,597

-------------------------------------------------------  -------------  ---------------
   Net increase in net assets resulting
   from operations                                             77,322          832,731

-------------------------------------------------------  -------------  ---------------
   Undistributed net investment income included in
   price of shares sold and reacquired (Note 1e)              (11,166)         (10,620)

-------------------------------------------------------  -------------  ---------------
   Distributions to shareholders from (Note 2)
   Net investment income                                      (73,774)         (93,065)
   Net realized gain from security transactions              (326,261)         (23,993)
   Total distributions                                       (400,035)        (117,058)

-------------------------------------------------------  -------------  ---------------
   Capital share transactions
   Net proceeds from sales of 10,522 and 21,889
   shares, respectively                                       134,118          256,016
   Net asset value of 35,654 and 9,305 shares issued
   to shareholders in reinvestment of net investment
   income and realized gain from security transactions        400,035          117,058

-------------------------------------------------------  -------------  ---------------




   Total                                                      534,153          373,074
   Cost of 56,482 and 59,111 shares reacquired,
   respectively                                              (724,448)        (665,033)

-------------------------------------------------------  -------------  ---------------
   Decrease in net assets derived from capital share
   transactions (net decrease of 10,306 and 27,917
   shares, respectively)                                     (190,295)        (291,959)

-------------------------------------------------------  -------------  ---------------
   Increase (decrease) in net assets                         (524,174)         413,094
NET ASSETS
   Beginning of year                                        3,775,096        3,362,002

-------------------------------------------------------  -------------  ---------------
   End of year (including over distributed net
   investment income of $1,551 and $26,204,
   respectively)                                         $  3,250,922   $    3,775,096

-------------------------------------------------------  -------------  ---------------


*  See Notes to Financial Statements.

                           GLOBAL EQUITY PORTFOLIO


FINANCIAL HIGHLIGHTS


                                                                                         April 9, 1990
                                                                                         Commencement)
                                                     Year       Ended      Dec. 31,      of Operations)
PER SHARE OPERATING PERFORMANCE:        1994         1993        1992        1991       to Dec. 31. 1990
NET ASSET VALUE, BEGINNING OF
PERIOD                               $    12.58   $   10.25   $   10.75   $     9.73   $           10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income*                      .27         .26         .29          .28                 .24
Net realized and unrealized gain
(loss) on investments                    (.0575)     2.4725      (.4575)        1.03                (.35)
TOTAL FROM INVESTMENT OPERATIONS          .2125      2.7325      (.1675)        1.31                (.11)

-----------------------------------  -----------  ----------  ----------  -----------  ------------------
DISTRIBUTIONS
Dividends from net investment
income                                     (.29)       (.32)       (.24)        (.22)               (.16)
Distributions from net realized
gain                                    (1.2825)     (.0825)     (.0925)        (.07)             ------

-----------------------------------  -----------  ----------  ----------  -----------  ------------------
NET ASSET VALUE, END OF PERIOD       $    11.22   $   12.58   $   10.25   $    10.75   $            9.73

-----------------------------------  -----------  ----------  ----------  -----------  ------------------
TOTAL RETURN                               1.69%      26.67%     (1.54)%       13.48%           (1.10)%*

-----------------------------------  -----------  ----------  ----------  -----------  ------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $    3,251   $   3,775   $   3,362   $    4,407   $           2,683

-----------------------------------  -----------  ----------  ----------  -----------  ------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver                  .09%        .09%        .10%         .10%              .21%*
Expenses, excluding waiver                 1.33%       1.62%       1.39%        2.15%             2.49%*
Net investment income                      2.04%       2.24%       2.72%        2.69%             2.40%*

-----------------------------------  -----------  ----------  ----------  -----------  ------------------
PORTFOLIO TURNOVER RATE                   50.63%     131.51%     128.59%       60.84%              25.59%


*  Net of management fee waiver.
** Not annualized.
    See Notes to Financial Statements.

                           GLOBAL EQUITY PORTFOLIO


NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES
The Company was incorporated under Maryland law on August 28, 1989 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company currently consists of two active Series. The Global Equity Portfolio (the "Company") commenced operations on April 9, 1990. Shares of the Company are currently issued and redeemed only in connection with investment in, and payments under, certain variable annuity
contracts  issued by    COVA     Financial Services Life Insurance Company
("   COVA    ") and  its  affiliated  insurance companies. Shares of the
Company are no longer offered for sale. The following is a summary of significant accounting policies consistently followed by the Company.
The policies are in conformity with generally accepted accounting principles.

(A) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities are carried at cost which approximates market.

(B) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required.

(C) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(D) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

(E) The organization expenses of the Company are amortized evenly over a period of five years. If any of the 20,000 initial shares of the Company
issued  to  Lord,  Abbett & Co. and    COVA     are redeemed during the
amortization period, the proceeds of any such redemption will be reduced by the proportionate amount of the unamortized organization expenses which the number of shares redeemed bears to the number of shares then outstanding.

(F) The Company enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from security and foreign currency transactions. Risks may arise due to changes in the value of the foreign currency and as a result of the potential inability of the counter parties to meet the terms of their contracts.

(G) Foreign Currency Translation Effective January 1, 1994, the Fund adopted Statement of Position (SOP) 93-4: Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. In accordance with this SOP, reported net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, as permitted under the SOP, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities.

2.  DISTRIBUTIONS
Net realized gain from security transactions, if any, is declared in December and distributed to shareholders in the succeeding year. Undistributed net realized capital gain at December 31, 1994 for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $28,265.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

3.  CAPITAL PAID IN
At December 31, 1994, capital paid in aggregated $2,878,415.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities (other than short-term investments and foreign currency transactions) aggregated $1,590,924 and $1,714,275, respectively. Security gains and losses, if any, are computed on the identified cost basis.

As of December 31, 1994, unrealized appreciation on investment securities for federal income tax purposes aggregated $348,550 of which $469,910 related to appreciated securities and $121,360 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1994 was substantially the same as the cost for financial reporting purposes.December 31, 1994, the Global Equity Portfolio had outstanding forward currency contracts to sell foreign currencies as follows:




                       Value at
Foreign Currency   Settlement Date   Current
Sell                  Receivable      Value    (Depreciation)
DEUTSCHE MARKS,
expiring 3/7/95    $        100,000  $101,657  $       (1,657)

JAPANESE YEN,
expiring 11/16/95           400,000   401,100          (1,100)

                   $        500,000  $502,757  $       (2.757)

5.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Lord, Abbett & Co. provided the Company with investment management services and executive and other personnel, paid the remuneration of officers, provided office space and paid for ordinary and necessary office and clerical expenses relating to research and statistical work. Lord Abbett has entered into a subadvisory agreement with Dunedin Fund Managers Ltd. ("Dunedin"); Dunedin furnishes investment advisory services in connection with the management of the Company. Lord Abbett pays for the cost of Dunedin's services. For the year ended December 31, 1994, Lord, Abbett & Co. waived the Company's management fee of $17,889. The management fee paid to Lord, Abbett & Co. is based on average daily net assets at the rate of 3/4 of 1 % per annum. Lord, Abbett & Co. has subsidized the Company for $26,240 for the year ended December 31, 1994. Certain of the Company's officers and Directors have an interest in Lord, Abbett & Co.